UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06495

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: NOVEMBER 30

                     Date of reporting period: MAY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:

     As can be seen in the table below, the net asset value of the Fund rose substantially during the most recent fiscal quarter. A variety of factors contributed to the strength and, despite a dramatic recovery in the prices of preferred securities, we believe the sector remains undervalued relative to other market segments.

                       TOTAL RETURN ON NET ASSET VALUE(1)
                         FOR PERIODS ENDED MAY 31, 2009

                                        ACTUAL RETURNS           AVERAGE ANNUALIZED RETURNS
                                   ------------------------   -------------------------------
                                    THREE    SIX      ONE     THREE    FIVE    TEN    LIFE OF
                                   MONTHS   MONTHS    YEAR    YEARS   YEARS   YEARS   FUND(2)
                                   ------   ------   ------   -----   -----   -----   -------
Flaherty & Crumrine Preferred
   Income Opportunity Fund .....    39.7%    29.6%   -26.4%   -14.6%  -6.8%    0.6%     5.1%
Lipper Domestic Investment Grade
   Funds(3) ....................    10.9%    13.5%    -5.9%     1.1%   2.6%    4.7%     5.8%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used in the footnotes to the financial statements.

(2)  Since inception on February 13, 1992.

(3) Reflects the equally-weighted average performance returns of all closed-end funds in Lipper's Domestic Investment-Grade funds category in each month during the period. The category currently includes closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.

     After several quarters of sharply declining prices, the preferred market was poised for a rebound. But even with eye-popping appreciation over the past few months, prices on the vast majority of preferred securities remain well below the highs of last year.

     The state of the market appeared to hit rock bottom in early March, when the financial system was rumored to be on the brink of collapse. Since that time cooler heads have prevailed and the rumors appear to have been greatly exaggerated. Many financial companies have taken steps to strengthen their balance sheets and a few have already returned funds received from the government for emergency assistance.

     We have recently watched with fascination the stunning reversal of a long-term trend. Over the past decade, large and mid-sized financial companies in need of new capital often chose to issue preferred and hybrid securities rather than sell common stock. This strategy seemed to satisfy both their common shareholders and regulators; investors, including PFO, became quite comfortable purchasing these securities. Hundreds of billions of dollars of this "senior equity" has been issued. Recently (and dramatically), the emphasis has flip-flopped, and many financial companies have been taking steps to replace preferred securities with common stock, or have simply sold additional common stock.

     These steps are very beneficial to owners of preferred securities and have been the main driver of the recent recovery in preferred prices. Prices have improved as issuers typically pay above-market levels in order to exchange a sufficient amount of preferred securities for common stock. The credit quality of preferred securities that remain outstanding improves because common stock ranks junior to preferred securities, so the more common stock a company has outstanding (relative to preferred), the greater the protection against adversity. This trend is important to the Fund, so we've posted a more detailed discussion in the "Discussion Topics" below.

     The Fund's holdings in financial issuers (mostly banks and insurance companies) were responsible for much of its poor performance over the past year, and they were the primary contributors to its positive performance over this past quarter. The extraordinary steps taken by the various federal government entities appear to be helping, but the ultimate recovery of the financial sector will hinge on a broad economic recovery. We discuss the economic outlook on the Fund's website, www.preferredincome.com.

     We don't want to neglect the non-financial portion of the portfolio, but for most of these holdings things have been blissfully uneventful for some time. The Fund is required to maintain at least 25% of the portfolio in the utility industry, but since the industry comprises only 5% of the entire preferred universe, we tend to have greater concentrations in certain credits. By overweighting utilities, the Fund outperformed the broader preferred market when financials were collapsing, but it also meant the Fund underperformed during the past quarter. All things considered, however, utilities have been a good thing to own.

     Unfortunately, the Fund does have a few investments in companies that have stopped making dividend or interest payments on their securities. These positions are identified in the portfolio listing as "non-income producing". The prices of these securities have declined to reflect the market consensus on the outlook for the issuers, and thus are fully reflected in the net asset value of the Fund. In addition, as discussed below, we take these situations into consideration when determining the amount of the Fund's monthly distribution to shareholders.

     The Fund is undergoing an important change unrelated to the preferred markets just discussed - after months of hard work and negotiations, the Fund has secured new financing which is being used to redeem all remaining shares of its auction preferred stock (APS). As discussed previously, the auction market ceased functioning early last year and ever since we have been working to secure a suitable replacement. With the demise of the auction market, we determined the most efficient alternative is a committed financing agreement with a bank (a fancy term for a loan), but before we could proceed there were obstacles which had to be overcome. In recent days, the last of these were addressed and the new loan was secured.

     Replacing APS with bank debt should benefit the Fund in several ways. Initially, and we expect over the long run, the bank loan will be less expensive than the APS. This will especially be true if (and when) short term interest rates increase. In addition, we should have greater flexibility managing assets of the Fund, and while we don't envision doing anything differently from the way we do things now, there are likely to be instances when the additional flexibility will be important.

     More information is always available on the Fund's website, including discussion of many of the topics in this letter. This calendar year, we have written about preferred securities valuations, the Citicorp exchange offer, the U.S. government's Capital Assistance Plan, the results of the "stress tests" of key financial institutions and, most recently, our interest rate hedging strategy. We encourage you to visit the website at www.preferredincome.com.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger

Donald F. Crumrine                      Robert M. Ettinger
Chairman of the Board                   President

July 20, 2009

                                DISCUSSION TOPICS

THE FUND'S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NAV

     As the table below demonstrates, the preferred market performed very well during the first six months of the Fund's fiscal year ending May 31st, although the recovery didn't actually begin until early March. While no index comprehensively reflects the preferred market, Merrill Lynch publishes four different indices which attempt to measure performance of some sectors of the investment-grade preferred securities market: the Merrill Lynch 8% Capped DRD Preferred Stock Index (which includes traditional tax-advantaged preferred stocks); the Merrill Lynch 8% Capped Hybrid Preferred Securities Index (which includes fully-taxable, exchange-traded preferred securities); the Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index (which includes fully-taxable capital securities); and the Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index (which includes both tax-advantaged and taxable preferred securities with adjustable dividends). Set forth below are the six month total returns for these indices:

          TOTAL RETURNS OF MERRILL LYNCH PREFERRED SECURITIES INDICES*
                     FOR THE SIX MONTHS ENDED MAY 31, 2009

Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) .......................    +3.8%
Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) ...............   +12.3%
Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) .........   +17.7%
Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) ..........   +31.3%

* The Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by US corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     As the following table demonstrates, the Fund's total return on its securities portfolio (before leverage) outperformed these indices, with the exception of the Merrill index measuring adjustable rate preferreds. However, adjustable rate preferred securities constitute only approximately 3% of the entire preferred market, about the same weighting as these securities are held in the Fund. In contrast to the experience last year, the strategy of using leverage to increase current income has magnified the positive returns over the Fund's fiscal year-to-date, and, even net of its expenses, caused the NAV of the Fund to outperform these unleveraged indices (except for adjustable rate preferreds).

     The table below reflects performance of each investment tool used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (although no hedges were in place over the Fund's fiscal year-to-date (see the following discussion on interest rate hedging)); and (c) issuing auction-rate preferred stock to leverage and enhance returns to Common Stock shareholders. The table then adjusts for the impact of the Fund's operating expenses to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF PFO'S TOTAL RETURN ON NAV
                     FOR THE SIX MONTHS ENDED MAY 31, 2009

Total Return on Unleveraged Securities Portfolio
   (including principal and income) ............   +20.1%
Return from Interest Rate Hedging Strategy .....     0.0%
Impact of Leverage .............................   +10.9%
Expenses .......................................    -1.4%
                                                   -----
   TOTAL RETURN ON NAV .........................   +29.6%

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's investment portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's market price. The improvement in investor psychology impacting valuation of the Fund's securities has also favorably affected the relationship between the intrinsic value of the Fund (its NAV) and its market price. Over the Fund's fiscal year-to-date through May 31st, the excellent return on NAV plus the market price discount to NAV transitioning to a premium combined to produce a total return on MARKET VALUE of +63.7%. During the 2nd fiscal quarter alone, total return on MARKET VALUE was +38.4%.

          FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND (PFO)
           PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 6/30/2009

                               (PERFORMANCE GRAPH)

                PREM/
   DATE         DISC
---------     -------
12/3/1999     -0.0970
12/10/1999    -0.0807
12/17/1999    -0.1118
12/24/1999    -0.1212
12/31/1999    -0.0354
1/7/2000      -0.0028
1/14/2000     -0.0385
1/21/2000     -0.0996
1/28/2000     -0.1047
2/4/2000      -0.0923
2/11/2000     -0.0845
2/18/2000     -0.1038
2/25/2000     -0.0962
3/3/2000      -0.1021
3/10/2000     -0.0858
3/17/2000     -0.1055
3/24/2000     -0.1272
3/31/2000     -0.1361
4/7/2000      -0.1047
4/14/2000     -0.0894
4/21/2000     -0.0781
4/28/2000     -0.0640
5/5/2000      -0.0385
5/12/2000     -0.0566
5/19/2000     -0.0734
5/26/2000     -0.0759
6/2/2000      -0.0905
6/9/2000      -0.1037
6/16/2000     -0.0943
6/23/2000     -0.0775
6/30/2000     -0.0841
7/7/2000      -0.0909
7/14/2000     -0.0893
7/21/2000     -0.0970
7/28/2000     -0.0927
8/4/2000      -0.0912
8/11/2000     -0.0879
8/18/2000     -0.1046
8/25/2000     -0.1046
9/1/2000      -0.1105
9/8/2000      -0.1113
9/15/2000     -0.0836
9/22/2000     -0.1189
9/29/2000     -0.1155
10/6/2000     -0.0896
10/13/2000    -0.0921
10/20/2000    -0.0895
10/27/2000    -0.0725
11/3/2000     -0.0739
11/10/2000    -0.0747
11/17/2000    -0.0962
11/24/2000    -0.0937
12/1/2000     -0.0928
12/8/2000     -0.0903
12/15/2000    -0.0913
12/22/2000    -0.0672
12/29/2000    -0.0276
1/5/2001      -0.0411
1/12/2001     -0.0200
1/19/2001     -0.0077
1/26/2001      0.0192
2/2/2001      -0.0528
2/9/2001      -0.0346
2/16/2001     -0.0184
2/23/2001     -0.0257
3/2/2001      -0.0109
3/9/2001      -0.0360
3/16/2001     -0.0393
3/23/2001     -0.0360
3/30/2001     -0.0109
4/6/2001       0.0200
4/13/2001      0.0046
4/20/2001      0.0243
4/27/2001     -0.0278
5/4/2001      -0.0218
5/11/2001      0.0037
5/18/2001     -0.0228
5/25/2001     -0.0111
6/1/2001      -0.0345
6/8/2001      -0.0325
6/15/2001     -0.0654
6/22/2001     -0.0623
6/29/2001     -0.0379
7/6/2001      -0.0307
7/13/2001     -0.0098
7/20/2001     -0.0264
7/27/2001      0.0237
8/3/2001       0.0035
8/10/2001     -0.0567
8/17/2001     -0.0439
8/24/2001     -0.0365
8/31/2001     -0.0603
9/7/2001      -0.0353
9/14/2001     -0.0353
9/21/2001      0.0000
9/28/2001     -0.0414
10/5/2001     -0.0433
10/12/2001    -0.0114
10/19/2001    -0.0191
10/26/2001    -0.0138
11/2/2001      0.0017
11/9/2001     -0.0068
11/16/2001     0.0260
11/23/2001     0.0304
11/30/2001    -0.0284
12/7/2001     -0.0009
12/14/2001    -0.0201
12/21/2001     0.0210
12/28/2001     0.0289
1/4/2002       0.0297
1/11/2002      0.0276
1/18/2002      0.0268
1/25/2002      0.0677
2/1/2002       0.0444
2/8/2002       0.0607
2/15/2002      0.0457
2/22/2002      0.0582
3/1/2002       0.0595
3/8/2002       0.0124
3/15/2002      0.0302
3/22/2002      0.0383
3/29/2002      0.0400
4/5/2002       0.0248
4/12/2002      0.0409
4/19/2002      0.0394
4/26/2002      0.0526
5/3/2002       0.0839
5/10/2002      0.0595
5/17/2002      0.0858
5/24/2002      0.0757
5/31/2002      0.0766
6/7/2002       0.0832
6/14/2002      0.0670
6/21/2002      0.0743
6/28/2002      0.0933
7/5/2002       0.1238
7/12/2002      0.0692
7/19/2002      0.0972
7/26/2002      0.1421
8/2/2002       0.1372
8/9/2002       0.1002
8/16/2002      0.1195
8/23/2002      0.1206
8/30/2002      0.1077
9/6/2002       0.1002
9/13/2002      0.0965
9/20/2002      0.0993
9/27/2002      0.1042
10/4/2002      0.1141
10/11/2002     0.1429
10/18/2002     0.0519
10/25/2002     0.0741
11/1/2002      0.0733
11/8/2002      0.0721
11/15/2002     0.0664
11/22/2002     0.0610
11/29/2002     0.0872
12/6/2002      0.0972
12/13/2002     0.1086
12/20/2002     0.1278
12/27/2002     0.1558
1/3/2003       0.1518
1/10/2003      0.0930
1/17/2003      0.1092
1/24/2003      0.0865
1/31/2003      0.1038
2/7/2003       0.0983
2/14/2003      0.0960
2/21/2003      0.1148
2/28/2003      0.0969
3/7/2003       0.1258
3/14/2003      0.1585
3/21/2003      0.0897
3/28/2003      0.1033
4/4/2003       0.1225
4/11/2003      0.1477
4/18/2003      0.1463
4/25/2003      0.1211
5/2/2003       0.0989
5/9/2003       0.0553
5/16/2003      0.0330
5/23/2003      0.0145
5/30/2003      0.0486
6/6/2003      -0.0024
6/13/2003     -0.0086
6/20/2003      0.0032
6/27/2003      0.0144
7/4/2003       0.0296
7/11/2003     -0.0249
7/18/2003     -0.0105
7/25/2003     -0.0049
8/1/2003      -0.0353
8/8/2003      -0.0217
8/15/2003     -0.0297
8/22/2003      0.0008
8/29/2003     -0.0032
9/5/2003       0.0008
9/12/2003     -0.0112
9/19/2003     -0.0230
9/26/2003     -0.0346
10/3/2003     -0.0214
10/10/2003    -0.0207
10/17/2003    -0.0254
10/24/2003     0.0095
10/31/2003     0.0284
11/7/2003      0.0422
11/14/2003     0.0386
11/21/2003     0.0740
11/28/2003     0.0731
12/5/2003      0.0875
12/12/2003     0.0816
12/19/2003     0.1044
12/26/2003     0.1084
1/2/2004       0.1290
1/9/2004       0.1265
1/16/2004      0.1176
1/23/2004      0.1305
1/30/2004      0.1482
2/6/2004       0.1425
2/13/2004      0.1404
2/20/2004      0.1598
2/27/2004      0.1199
3/5/2004       0.1250
3/12/2004      0.1358
3/19/2004      0.1518
3/26/2004      0.1631
4/2/2004       0.1128
4/9/2004       0.0576
4/16/2004      0.0812
4/23/2004      0.0174
4/30/2004      0.0229
5/7/2004       0.0056
5/14/2004      0.0535
5/21/2004      0.0802
5/28/2004      0.0808
6/4/2004       0.0662
6/11/2004      0.0541
6/18/2004      0.0466
6/25/2004      0.0503
7/2/2004       0.0502
7/9/2004       0.0535
7/16/2004      0.0572
7/23/2004      0.0604
7/30/2004      0.0471
8/6/2004       0.0884
8/13/2004      0.0798
8/20/2004      0.0958
8/27/2004      0.1202
9/3/2004       0.1234
9/10/2004      0.1265
9/17/2004      0.1212
9/24/2004      0.0843
10/1/2004      0.0966
10/8/2004      0.0858
10/15/2004     0.0957
10/22/2004     0.0944
10/29/2004     0.0865
11/5/2004      0.1136
11/12/2004     0.1112
11/19/2004     0.1130
11/26/2004     0.1065
12/3/2004      0.0570
12/10/2004     0.0445
12/17/2004     0.0643
12/24/2004     0.0955
12/31/2004     0.0731
1/7/2005       0.0837
1/14/2005      0.0708
1/21/2005      0.0705
1/28/2005      0.0682
2/4/2005       0.0635
2/11/2005      0.0689
2/18/2005      0.0876
2/25/2005      0.0751
3/4/2005       0.0467
3/11/2005      0.0000
3/18/2005     -0.0252
3/25/2005     -0.0463
4/1/2005      -0.0268
4/8/2005      -0.0182
4/15/2005     -0.0361
4/22/2005     -0.0471
4/29/2005     -0.0196
5/6/2005       0.0016
5/13/2005     -0.0047
5/20/2005      0.0213
5/27/2005      0.0205
6/3/2005       0.0242
6/10/2005      0.0259
6/17/2005     -0.0316
6/24/2005      0.0024
7/1/2005       0.0207
7/8/2005       0.0345
7/15/2005      0.0619
7/22/2005      0.0492
7/29/2005      0.0668
8/5/2005       0.0743
8/12/2005      0.0343
8/19/2005      0.0621
8/26/2005      0.0686
9/2/2005       0.0745
9/9/2005       0.0994
9/16/2005      0.0914
9/23/2005      0.0543
9/30/2005      0.0546
10/7/2005      0.0204
10/14/2005    -0.0057
10/21/2005    -0.0164
10/28/2005    -0.0372
11/4/2005     -0.0431
11/11/2005    -0.0361
11/18/2005    -0.0221
11/25/2005    -0.0305
12/2/2005     -0.0231
12/9/2005     -0.0561
12/16/2005    -0.0796
12/23/2005    -0.0735
12/30/2005    -0.0940
1/6/2006      -0.0457
1/13/2006      0.0178
1/20/2006      0.0334
1/27/2006      0.0270
2/3/2006       0.0300
2/10/2006      0.0137
2/17/2006      0.0146
2/24/2006      0.0146
3/3/2006       0.0195
3/10/2006     -0.0624
3/17/2006     -0.0453
3/24/2006     -0.0593
3/31/2006     -0.0645
4/7/2006      -0.0606
4/14/2006     -0.0842
4/21/2006     -0.0798
4/28/2006     -0.0735
5/5/2006      -0.0842
5/12/2006     -0.0960
5/19/2006     -0.1087
5/26/2006     -0.0865
6/2/2006      -0.0796
6/9/2006      -0.0954
6/16/2006     -0.0938
6/23/2006     -0.0785
6/30/2006     -0.0641
7/7/2006      -0.0782
7/14/2006     -0.0584
7/21/2006     -0.0477
7/28/2006     -0.0444
8/4/2006      -0.0025
8/11/2006      0.0252
8/18/2006     -0.0248
8/25/2006     -0.0249
9/1/2006      -0.0099
9/8/2006      -0.0206
9/15/2006     -0.0173
9/22/2006     -0.0252
9/29/2006     -0.0358
10/6/2006     -0.0090
10/13/2006    -0.0164
10/20/2006    -0.0254
10/27/2006    -0.0307
11/3/2006     -0.0243
11/10/2006    -0.0401
11/17/2006    -0.0040
11/24/2006    -0.0064
12/1/2006     -0.0166
12/8/2006      0.0008
12/15/2006     0.0040
12/22/2006    -0.0202
12/29/2006    -0.0024
1/5/2007      -0.0024
1/12/2007      0.0045
1/19/2007      0.0088
1/26/2007      0.0081
2/2/2007      -0.0032
2/9/2007       0.0081
2/16/2007     -0.0048
2/23/2007     -0.0056
3/2/2007      -0.0063
3/9/2007       0.0064
3/16/2007     -0.0048
3/23/2007      0.0089
3/30/2007      0.0276
4/5/2007       0.0366
4/13/2007      0.0147
4/20/2007      0.0024
4/27/2007      0.0368
5/4/2007       0.0235
5/11/2007      0.0089
5/18/2007      0.0164
5/25/2007      0.0157
6/1/2007       0.0075
6/8/2007      -0.0200
6/15/2007     -0.0242
6/22/2007     -0.0250
6/29/2007      0.0025
7/6/2007      -0.0302
7/13/2007     -0.0436
7/20/2007     -0.0093
7/27/2007     -0.0139
8/3/2007      -0.0131
8/10/2007     -0.0203
8/17/2007     -0.1041
8/24/2007     -0.0385
8/31/2007     -0.0214
9/7/2007      -0.0416
9/14/2007     -0.0335
9/21/2007     -0.0009
9/28/2007      0.0115
10/5/2007      0.0098
10/12/2007    -0.0168
10/19/2007    -0.0605
10/26/2007    -0.0080
11/2/2007     -0.0398
11/9/2007     -0.0483
11/16/2007    -0.0145
11/23/2007     0.0170
11/30/2007     0.0158
12/7/2007     -0.0110
12/14/2007    -0.0435
12/21/2007    -0.0356
12/28/2007    -0.0031
1/4/2008       0.0161
1/11/2008      0.0098
1/18/2008      0.0542
1/25/2008      0.0797
2/1/2008       0.0601
2/8/2008       0.0797
2/15/2008      0.0191
2/22/2008      0.0519
2/29/2008      0.0121
3/7/2008       0.0215
3/14/2008     -0.0022
3/20/2008      0.0481
3/28/2008      0.0348
4/4/2008       0.0327
4/11/2008     -0.0045
4/18/2008      0.0089
4/25/2008      0.0608
5/2/2008       0.0686
5/9/2008       0.0766
5/16/2008      0.0837
5/23/2008      0.1357
5/30/2008      0.1250
6/6/2008       0.1172
6/13/2008      0.1150
6/20/2008      0.1076
6/27/2008      0.1620
6/30/2008      0.1481
7/3/2008       0.1314
7/11/2008      0.1560
7/18/2008      0.1586
7/25/2008      0.0288
8/1/2008       0.0648
8/8/2008       0.0618
8/15/2008      0.0334
8/22/2008      0.0249
8/29/2008     -0.0149
9/5/2008      -0.0392
9/12/2008     -0.0373
9/19/2008     -0.0300
9/26/2008     -0.0378
10/3/2008     -0.2004
10/10/2008    -0.4599
10/17/2008    -0.1616
10/24/2008    -0.1902
10/31/2008    -0.0623
11/7/2008     -0.1202
11/14/2008    -0.2292
11/21/2008    -0.4009
11/28/2008    -0.1656
12/5/2008     -0.2561
12/12/2008    -0.2839
12/19/2008    -0.1375
12/26/2008    -0.1446
12/31/2008    -0.1051
1/2/2009      -0.0367
1/9/2009      -0.0391
1/16/2009     -0.0882
1/23/2009     -0.0705
1/30/2009     -0.0423
2/6/2009       0.0106
2/13/2009      0.1285
2/20/2009      0.0656
2/27/2009      0.0638
3/6/2009      -0.1859
3/13/2009     -0.0203
3/20/2009     -0.0437
3/27/2009      0.0401
3/31/2009      0.0302
4/3/2009       0.0780
4/9/2009       0.0576
4/17/2009      0.0959
4/24/2009      0.0917
5/1/2009       0.0899
5/8/2009       0.0359
5/15/2009      0.0484
5/22/2009      0.1534
5/29/2009      0.0559
6/5/2009       0.0717
6/12/2009      0.0792
6/19/2009      0.0233
6/26/2009      0.0341
6/30/2009      0.0310

     Even following the recovery over the past several months in both the Fund's NAV and market price, as of June 30th the Fund still returns a high current yield based on market price of 9.5%.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The monthly distribution paid to shareholders is intended to reflect current market conditions, but we also must make assumptions about the future. We begin with an estimate of the sustainable income generated from the investment portfolio, and end with a forecast of expenses. While it sounds simple, in periods of rapid change, forecasting income and expenses becomes more art than science. There are always a lot of moving parts when the Fund sets the monthly distribution, and the present is no different.

     With regard to income earned by the Fund, the financial crisis has claimed many victims and there are now a few holdings in the Fund's portfolio that are not presently making dividend or interest payments. These are identified as "non-income producing" in the portfolio listing that follows. If these companies are not able to resolve their present difficulties, they are unlikely to resume making distributions. We are monitoring these situations very closely and will make adjustments as necessary. Because these non-income producing holdings have already fallen in price to nominal values, the risk to NAV from holding them is minimal.

     In addition, some distributions received by the Fund may be classified as "return of capital". This is an accounting concept that results when an issuer has sufficient funds to make dividend payments, but its retained earnings balance is less than the amount distributed. In such instances, the Fund receives payment, but it must be treated differently from other distributions by both the Fund and Fund shareholders.

     On the plus side, we expect the steps being taken to replace auction preferred stock with a bank loan will reduce the expense incurred by the Fund on its leverage. Following is a discussion of the Fund's leverage. Terms of the bank loan are described in footnote 7 of the financial statements.

THE FUND'S LEVERAGE

     As we've discussed in prior reports, collapse of the auction preferred stock market in February 2008 caused the Fund's outstanding auction preferred stock (APS) to reset at relatively high "maximum rates." As a result, the Fund has since sought reasonable alternatives to its use of auction preferred stock for leverage. Only recently has the Fund been able to overcome two significant hurdles to refinancing all its outstanding APS.

     The Investment Company Act of 1940 presented the first hurdle for the Fund. The Investment Company Act only requires the Fund to have 200% asset coverage for its outstanding preferred stock. In other words, the Fund must have $2 in assets for every $1 of APS outstanding. For much of the Fund's history, it comfortably had preferred asset coverage well in excess of 200%. For debt, however, the Fund must have 300% asset coverage -- $3 in assets for every $1 borrowed.

     Unprecedented market conditions in the past year made it very difficult to maintain even 200% asset coverage, let alone the 300% for borrowed money. As a result, in October 2008, the Fund applied for exemptive relief from the Securities and Exchange Commission to allow it to use debt to refinance its then-outstanding APS that would only be subject to a 200% asset coverage requirement. After several revisions to the Fund's application, on June 1st the Fund finally received SEC exemptive relief that allows 200% asset coverage on this refinancing debt. Importantly, though, this relief only lasts until October 31, 2010. By that date, the Fund must have 300% asset coverage whenever it borrows money.

     The other hurdle, of course, came from finding a loan on terms sufficiently reasonable to make sense for the Fund's common stock shareholders. Like any other borrower during the financial crisis, it took a little bit of time to obtain this financing. Happily, with the exemptive relief now in hand, on June 26th, the Fund was able to announce that it had secured this funding and that it could now redeem all outstanding APS.

     The recent recovery in the Fund's portfolio has helped the Fund significantly improve its asset coverage. As of June 30th, the Fund's leverage had asset coverage of 299%. It is important to note that refinancing the Fund's source of leverage does not affect the dollar amount of leverage used by the Fund. In other words, leverage will continue to provide a similar impact (whether positive or negative) to the Fund's common shareholders as it has in prior periods.

PREFERRED MARKET CONDITIONS

     The preferred securities market has recovered significantly over the past several months, as the financial market's concern about broad nationalization of the U.S. banking system has abated and the pace of economic deterioration has moderated. With preferred securities priced in early March for a much worse experience than existed during the Great Depression, even a difficult recession looked pretty good.

     A critical factor in the preferred market's improvement has been a meaningful shift in the role of preferred stock and hybrid securities in the capital structure of banks and financial companies. We anticipate these changes will have a long-term positive impact on the preferred market, even though we may encounter further uncertainty before it all plays out.

     Falling between debt and equity on a company's balance sheet, preferred securities have long been used as an effective way for companies to get some of the benefits of common equity without diluting the interests of their common stock shareholders. In the years leading up to the financial crisis, the portion of overall capital comprised of preferred securities increased substantially, often as a means to finance common stock repurchases. Compared to ten years ago, the balance sheet of a typical bank, insurance or finance company has become more skewed toward preferred securities and less toward common stock. This emphasis on preferred over common was supported by regulators and rating agencies alike. Preferred capital increased still further when the federal government decided to inject capital into troubled banks and insurance companies. (Although, while it did so through investment in preferred securities, these securities rank at a level JUNIOR to existing taxable preferreds and PARI PASSU (or equal to) existing traditional preferred stocks.)

     As we have discussed in recent letters, three factors - excess supply, deleveraging and credit deterioration - were primarily responsible for the steep drop in prices of preferred securities. But many preferred prices became so distressed that companies realized if they issued common stock and used the proceeds to PURCHASE their own preferred securities at deep discounts to par, they could simultaneously reduce their dividend expense and increase their common equity ratio.

     Some companies executed this recapitalization formally via public offers to exchange preferred shares into common stock, which directly adds to common equity. Other companies simply purchased preferred shares in the open market; the discount to par is booked as a gain, which adds to earnings and thus to common equity. In either event, these efforts were done at substantial premiums to the previously existing market prices for their preferreds, giving a major boost to the preferred market. In addition, by adding to common equity and reducing preferreds on the balance sheet, these companies improved the creditworthiness of their remaining preferred securities, which has aided investor confidence tremendously. As confidence has re-emerged, other investors have waded back in, reinforcing these higher preferred prices.

     In another sign of life in the preferred market, a few new issues have been brought to market in recent weeks. The new deals have been structured to attract non-institutional investors ($25 par value and listed on the NYSE), and have been met with healthy demand.

     We still expect some bumps in the road. The economy remains weak and there are plenty of troubled loans to work out. In addition, although the preferred exchanges and buybacks have been beneficial for the market, virtually all of them have been done at discounts to par value. However, we think the crisis phase of the market has passed, and investors should begin to refocus on individual credits rather than worry about the solvency of the financial system as a whole.

IMPACT ON THE FUND OF RATING AGENCY DOWNGRADES OF PREFERRED SECURITIES

     As the financial crisis intensified, the three primary credit rating agencies - Moody's Investors Service, Standard and Poor's, and Fitch Ratings - downgraded many preferred securities, with some falling from investment grade to below investment grade. Not surprisingly, these downgrades have been concentrated among financial issuers, but utilities and other industries also have seen downgrades. Upgrades have been few and far between. In most cases, we agreed with the direction of the rating actions early in the crisis. Financial institutions faced unprecedented risks as the financial crisis unfolded, and those risks needed to be reflected in issuers' ratings, although we think preferred ratings were sometimes reduced to levels that were inconsistent with their senior and subordinated debt ratings. We have been more baffled by some recent downgrades, however, given brightening economic prospects, much improved money and credit markets, and strengthened capital positions at many (though not all) financial institutions.

     Regardless of our own views, the rating agencies still matter in the management of the Fund, so it's worth taking a moment to understand how these rating actions affect it. First, and perhaps most obviously, the price of a preferred tends to fall, if only temporarily, when it is downgraded. This affects NAV, of course, but it also affects the Fund's leverage ratio. If many of the Fund's holdings decline in value, the Fund may (and at several points over the past nine months, did) need to sell securities in order to reduce leverage, typically resulting in a loss. Even if preferred prices subsequently recover, lower leverage means that NAV will not recover to the same extent.

     Second, the Fund is required to meet certain asset coverage tests, and ratings determine how much of a security's market value may be used to cover fund liabilities. If a security is downgraded, especially if it is downgraded from investment grade to below investment grade, its coverage value generally decreases (even if its price does not). At a minimum, this reduces the "excess" coverage of the Fund. If enough securities are downgraded, the Fund may have to reduce borrowings, or sell lower-rated securities and buy higher-rated ones; both probably mean lower levels of income for the Fund. Of course, we try to manage the Fund to avoid that outcome, but downgrades definitely make it more difficult.

     Finally, the Fund has an investment policy that limits holdings of securities without an investment grade rating by at least one agency to 25% of total assets. The Fund is not required to sell assets if downgrades push holdings above the limit, but it cannot add to such holdings until they are again below the limit. Historically, this has not been a significant constraint on the management of the Fund. Our focus is on investment-grade issuers, and most preferreds from these issuers were rated investment grade. Recent ratings actions have pushed many preferreds below investment grade at one or more rating agencies, even when the issuer's senior debt remains solidly investment grade. For example, Moody's rates Wells Fargo senior unsecured debt A1 but its preferred stock only Ba3, fully 8 notches lower. (This is one of those situations where we think the ratings are inconsistent: either Ba3 is too low for the preferreds or A1 is too high for the senior debt.) If the rating agencies continue to downgrade preferreds, the limit on below investment grade holdings could prevent the Fund from buying securities that it believes are attractive, which could reduce income or total return going forward.

     Although ratings actions have been overwhelmingly negative in recent quarters - and overdone in our view for many preferreds - we think the outlook is starting to improve, especially for financial institutions. As noted elsewhere in this letter, banks and insurance companies have raised a substantial amount of common equity capital over the past several months, both from common stock offerings and through preferred-to-common stock exchanges. Looking ahead, banks are going to hold thicker common equity cushions than they have historically. All of these things are positive for preferreds longer-term. While the Fund has a bit less maneuvering room than normal due to rating agency downgrades, we do not think those actions will have a substantial impact on the ability of the Fund to meet its objectives.

CHANGE IN CONCENTRATION POLICY

     On April 21st, the Fund's shareholders approved a change in its concentration policy so that it will invest at least 25% of its total assets in each of the utilities industry and the financial services sector under normal market conditions. Formerly, the Fund invested more than 25% of its total assets in the utilities industry under normal market conditions and limited its investments in any other industry to 25%.

     The new "financial services" concentration policy requires the Fund to invest, under normal market conditions, more than 25% of its assets in companies principally engaged in financial services. For purposes of this policy, a company is "principally engaged" in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     The Fund now has the flexibility to go above or below 25% in any one type of financial services company as long as at least 25% is invested in financial services companies in the aggregate. For example, the Fund may have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its assets invested in financial services companies.

     THE FOLLOWING DESCRIBES RISKS ASSOCIATED WITH INVESTING IN THE FINANCIAL SERVICES SECTOR.

     U.S. and foreign laws and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

     Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company's failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders' equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

     Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies. In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio or an insurance company's investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios.

     Since September 2008, the financial services sector has experienced unprecedented turbulence. The U.S. economy's current recession, led by the downturn in the housing industry, adversely affected the quality of most financial services companies' loan and securities portfolios. Loan charge-offs and mark-to-market losses have caused the capital ratios and overall financial condition of most financial services companies to deteriorate. In response, U.S. and foreign governments purchased significant equity capital positions in many banks and some insurance companies. Governments now hold a greater amount of preferred stock in some issuers than the total outstanding public preferred stock of that issuer. The full impact of government actions and deteriorating economic conditions is still unknown and could continue to adversely affect financial services companies. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the financial institutions. The turbulence has also created calls for additional government regulation and oversight of many financial service providers which, if enacted, may also impact financial institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of these institutions.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                        MAY 31, 2009 (UNAUDITED)

FUND STATISTICS ON 5/31/09
--------------------------
Net Asset Value              $      5.72
Market Price                 $      6.04
Premium                             5.59%
Yield on Market Price               9.93%
Common Stock Shares
   Outstanding                11,876,988

MOODY'S RATINGS              % OF PORTFOLIO
---------------              --------------
AA                                3.4%
A                                 6.5%
BBB                              51.8%
BB                               20.3%
Below "BB"                        7.7%
Not Rated                         3.5%
Below Investment Grade*          23.4%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

(PIE CHART)

INDUSTRY CATEGORIES          % OF PORTFOLIO
-------------------          --------------
Banking                            35%
Utilities                          27%
Insurance                          21%
Energy                              7%
Other                              10%

TOP 10 HOLDINGS BY ISSUER    % OF PORTFOLIO
-------------------------    --------------
Bank of America                    5.3%
Liberty Mutual Group               4.8%
Puget Energy                       4.5%
Southern California Edison         4.5%
Metlife                            4.3%
Sovereign Bancorp                  4.0%
Interstate Power & Light           3.5%
Banco Santander                    3.4%
Kinder Morgan                      3.2%
PNC Financial Services             3.0%

                                                                                           %OF PORTFOLIO**
                                                                                           ---------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                              48%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)         40%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS
MAY 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                       VALUE
------------                                                                    -----------
PREFERRED SECURITIES -- 89.6%
             BANKING -- 35.3%
$3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..............   $ 2,839,722
             Banco Santander:
    21,100      Adj. Rate Pfd. ..............................................       250,299**(1)
   163,250      6.50% Pfd. ..................................................     2,868,711**(1)
    22,750      6.80% Pfd. ..................................................       388,399**(1)
             Bank of America Corporation:
   112,000      Adj. Rate Pfd., Series 5 ....................................     1,674,400*
     3,000      Series II STRIPES Custodial Receipts, Pvt ...................         7,530*+
   200,000      6.25% Pfd. ..................................................     3,034,000*
$3,900,000   Capital One Capital III, 7.686% 08/15/36 .......................     2,620,203
$4,500,000   CBG Florida REIT Corporation, 7.114%, 144A**** .................       676,395
             CIT Group, Inc.:
    22,500      5.189% Pfd., Series B .......................................       568,125*
   211,200      6.35% Pfd., Series A ........................................     1,850,640*
    45,000   Cobank, ACB, 7.00% Pfd., 144A**** ..............................     1,150,065*
$3,500,000   Comerica Capital Trust II, 6.576% 02/20/37 .....................     1,921,815
     4,500   FBOP Corporation, Adj. Rate Pfd., 144A**** .....................     1,350,000*
       890   First Republic Preferred Capital Corporation, 10.50%
                Pfd., 144A**** ..............................................       464,580
    22,500   First Republic Preferred Capital
             Corporation II, 8.75% Pfd., Series B, 144A**** .................       348,750
     2,250   First Tennessee Bank, Adj. Rate Pfd., 144A**** .................       759,375*
             Goldman Sachs:
$1,680,000      Capital II, 5.793% ..........................................       975,247
        11      Pass-Through Certificates, Class B, 144A**** ................             0*+
     3,500      STRIPES Custodial Receipts, Pvt. ............................            35*
             HSBC USA, Inc.:
   176,000      Adj. Rate Pfd., Series G ....................................     2,476,760*
     2,500      $2.8575 Pfd. ................................................        83,500*
     5,800   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ......................       101,747
    35,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ........................       611,538
$  450,000   Lloyds Banking Group PLC, 6.657%, 144A**** .....................       178,022**(1)
    28,000   PFGI Capital Corporation, 7.75% Pfd. ...........................       480,376
    99,000   PNC Financial Services, 9.875% Pfd., Series F ..................     2,465,100*
$  300,000   PNC Preferred Funding Trust III, 8.70%, 144A**** ...............       222,518
$2,000,000   Regions Financing Trust II, 6.625% 05/15/47 ....................     1,389,368
   122,700   Sovereign Bancorp, 7.30% Pfd., Series C ........................     2,305,840*
     9,875   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .................       201,178
     2,600   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ................     1,696,500

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                       VALUE
------------                                                                    -----------
PREFERRED SECURITIES -- (CONTINUED)
             BANKING -- (CONTINUED)

             U.S. Bancorp, Auction Pass-Through Trust, Cl.  B:
         9      Series 2006-5, Variable Rate Pfd., 144A**** .................   $       225*+
         9      Series 2006-6, Variable Rate Pfd., 144A**** .................           225*+
$  900,000   Washington Mutual Preferred Funding IV, 9.75%, 144A**** ........           675++
$1,400,000   Webster Capital Trust IV, 7.65% 06/15/37 .......................       911,187
                                                                                -----------
                                                                                 36,873,050
                                                                                -----------
             FINANCIAL SERVICES -- 0.0%
             Lehman Brothers Holdings, Inc.:
    45,800      5.67%  Pfd., Series D .......................................        18,320*++
     9,500      5.94%  Pfd., Series C .......................................         2,850*++
    25,000      6.50%  Pfd., Series F .......................................         3,188*++
    13,400      7.95%  Pfd. .................................................           938*++
                                                                                -----------
                                                                                     25,296
                                                                                -----------
             INSURANCE -- 16.9%
             Arch Capital Group Ltd.:
    10,000      7.875% Pfd., Series B .......................................       207,125**(1)
    24,400      8.00% Pfd., Series A ........................................       540,765**(1)
             AXA SA:
$2,000,000      6.379%, 144A**** ............................................     1,243,000**(1)
$2,000,000      6.463%, 144A**** ............................................     1,204,680**(1)
    29,700   Axis Capital Holdings, 7.50% Pfd., Series B ....................     2,065,080(1)
    90,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ...................     1,153,125
$3,250,000   Everest Re Holdings, 6.60% 05/15/37 ............................     1,659,593
             Liberty Mutual Group:
$4,500,000      7.80% 03/15/37, 144A**** ....................................     2,208,532
  $250,000      10.75% 06/15/58, 144A**** ...................................       155,225

$  467,000   MetLife Capital Trust IV, 7.875% 12/15/37, 144A**** ............       365,126
$4,833,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ..............     4,117,165
             Renaissancere Holdings Ltd.:
    42,050      6.08% Pfd., Series C ........................................       722,419**(1)
    41,400      6.60% Pfd., Series D ........................................       799,020**(1)
   115,500   Scottish Re Group Ltd., 7.25% Pfd. .............................       267,094**(1)+
$1,060,000   USF&G Capital, 8.312% 07/01/46, 144A**** .......................       902,914
                                                                                -----------
                                                                                 17,610,863
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                       VALUE
------------                                                                    -----------
PREFERRED SECURITIES -- (CONTINUED)
             UTILITIES -- 27.4%
             Alabama Power Company:
     4,980      4.60% Pfd. ..................................................   $   346,577*
     6,485      4.72% Pfd. ..................................................       463,070*
       868      4.92% Pfd. ..................................................        63,744*
    21,500      6.45% Pfd. ..................................................       475,017*
     1,579   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ......       146,156*
     2,780   Central Vermont Public Service Corporation, 8.30% Sinking Fund
                Pfd., Pvt. ..................................................       279,737*
$2,375,000   Dominion Resources, Inc., 7.50% ................................     1,646,709
    15,030   Duquesne Light Company, 3.75% Pfd. .............................       365,229*
             Georgia Power Company:
     3,555      6.125% Pfd. .................................................        86,431*
    10,000      6.50% Pfd., Series 07-A .....................................       829,063*
     2,000   Great Plains Energy, Inc., 4.35% Pfd. ..........................       146,550*
    16,500   Gulf Power Company, 6.00% Pfd., Series 1 .......................     1,378,684*
    30,500   Indianapolis Power & Light Company, 5.65% Pfd. .................     2,050,173*
   139,900   Interstate Power & Light Company, 8.375% Pfd., Series B ........     3,681,119*
             Pacific Enterprises:
    15,935      $4.50 Pfd. ..................................................     1,134,872*
     8,935      $4.75 Pfd., Series 53 .......................................       667,054*
$1,500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ........     1,233,694
$6,950,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ......................     4,726,000
    60,000   Southern California Edison, 6.00% Pfd., Series C ...............     4,689,378*
$1,780,000   Southern Union Company, 7.20% 11/01/66 .........................     1,085,800
$  750,000   TXU Electric Capital V, 8.175% 01/30/37 ........................       341,250
             Union Electric Company:
     5,700      4.56% Pfd. ..................................................       364,800*
    10,156      $7.64 Pfd. ..................................................       998,145*
$2,000,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ...................     1,442,060
                                                                                -----------
                                                                                 28,641,312
                                                                                -----------
             ENERGY -- 7.3%
 4,000,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ....................     2,623,444
$2,500,000   Enterprise Products Partners, 7.034% 01/15/68 ..................     1,752,532
     3,000   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ...................     3,296,438*
                                                                                -----------
                                                                                  7,672,414
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2009 (UNAUDITED)

SHARES/$ PAR                                                                      VALUE
------------                                                                   -----------
PREFERRED SECURITIES -- (CONTINUED)
             MISCELLANEOUS INDUSTRIES -- 2.7%
    35,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ...........   $ 2,245,470*
$1,000,000   Stanley Works, 5.902% 12/01/45 ................................       561,343
                                                                               -----------
                                                                                 2,806,813
                                                                               -----------
             TOTAL PREFERRED SECURITIES
                (Cost $136,269,029) ........................................    93,629,748
                                                                               -----------
CORPORATE DEBT SECURITIES -- 3.6%
             INSURANCE -- 3.6%
$4,417,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ...........     2,603,168
$2,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .......     1,192,622
                                                                               -----------
                                                                                 3,795,790
                                                                               -----------
             TOTAL CORPORATE DEBT SECURITIES
                (Cost $5,570,340) ..........................................     3,795,790
                                                                               -----------
MONEY MARKET FUND -- 5.6%
 5,826,773   BlackRock Provident Institutional, T-Fund .....................     5,826,773
                                                                               -----------
             TOTAL MONEY MARKET FUND
                (Cost $5,826,773) ..........................................     5,826,773
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2009 (UNAUDITED)

TOTAL INVESTMENTS (Cost $147,666,142***) .............    98.8%    $ 103,252,311
OTHER ASSETS AND LIABILITIES (Net) ...................     1.2%        1,243,911
                                                         -----     -------------
TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED
   STOCK .............................................   100.0%+++ $ 104,496,222
                                                                   -------------
AUCTION PREFERRED STOCK (APS) REDEMPTION VALUE .......               (36,600,000)
                                                                   -------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...........             $  67,896,222
                                                                   =============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2009, these securities amounted to $25,189,048 or 24.1% of net assets. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

        ABBREVIATIONS:

PFD.    -- Preferred Securities

PVT.    -- Private Placement Securities

STRIPES -- Structured Residual Interest Preferred Enhanced Securities

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 2009 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $147,666,142) ..................              $103,252,311
   Receivable for investments sold ............................                    55,689
   Dividends and interest receivable ..........................                 1,560,848
   Prepaid expenses ...........................................                   144,396
                                                                             ------------
         Total Assets .........................................               105,013,244
LIABILITIES:
   Dividends payable to Common Stock Shareholders .............   $ 64,358
   Investment advisory fee payable ............................     52,109
   Administration, Transfer Agent and Custodian fees payable ..     55,121
   Audit fees payable .........................................     32,836
   Legal fees payable .........................................     56,103
   Directors' fees payable ....................................      5,565
   Accrued expenses and other payables ........................     29,908
   Accumulated undeclared distributions to Auction Preferred
      Stock Shareholders ......................................    221,022
                                                                  --------
         Total Liabilities ....................................                   517,022
                                                                             ------------
   AUCTION PREFERRED STOCK (366 SHARES OUTSTANDING)
      REDEMPTION VALUE ........................................                36,600,000
                                                                             ------------
NET ASSETS AVAILABLE TO COMMON STOCK ..........................              $ 67,896,222
                                                                             ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ...........              $ (1,188,269)
   Accumulated net realized loss on investments sold ..........               (24,734,636)
   Unrealized depreciation of investments .....................               (44,413,831)
   Par value of Common Stock ..................................                   118,770
   Paid-in capital in excess of par value of Common Stock .....               138,114,188
                                                                             ------------
         Total Net Assets Available to Common Stock ...........              $ 67,896,222
                                                                             ============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (11,876,988 shares outstanding) ...............              $       5.72
                                                                             ============

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
   Dividends+ .................................................              $  2,510,281
   Interest ...................................................                 2,355,814
                                                                             ------------
      Total Investment Income .................................                 4,866,095
EXPENSES:
   Investment advisory fee ....................................   $304,851
   Administrator's fee ........................................     51,621
   Auction Preferred Stock broker commissions and auction agent
      fees ....................................................     60,054
   Audit fees .................................................     34,096
   Legal fees .................................................     98,210
   Insurance expense ..........................................     61,018
   Transfer Agent fees ........................................     51,239
   Directors' fees ............................................     39,130
   Custodian fees .............................................      7,819
   Compliance fees ............................................     19,583
   Other ......................................................     45,982
                                                                  --------
      Total Expenses ..........................................                   773,603
                                                                             ------------
NET INVESTMENT INCOME .........................................                 4,092,492
                                                                             ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss on investments sold during the period ....                (5,410,952)
   Change in net unrealized appreciation/depreciation of
      investments .............................................                17,562,788
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............                12,151,836
                                                                             ------------
DISTRIBUTIONS TO AUCTION PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions) ...............................                  (735,653)
                                                                             ------------
NET INCREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS ..................................              $ 15,508,675
                                                                             ============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

                                                                          SIX MONTHS ENDED
                                                                            MAY 31, 2009         YEAR ENDED
                                                                             (UNAUDITED)     NOVEMBER 30, 2008
                                                                          ----------------   -----------------
OPERATIONS:
   Net investment income ..............................................     $ 4,092,492        $ 11,762,344
   Net realized loss on investments sold during the period ............      (5,410,952)        (15,128,694)
   Change in net unrealized appreciation/depreciation of investments ..      17,562,788         (49,297,762)
   Distributions to APS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions .......        (735,653)         (3,854,239)
                                                                            -----------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....      15,508,675         (56,518,351)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) .................................................      (3,554,407)         (8,888,100)
   Tax return of capital to Common Stock Shareholders .................              --            (352,939)
                                                                            -----------        ------------
      TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ................      (3,554,407)         (9,241,039)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan ..........................................         194,571             820,340
   Gain on repurchase of Auction Preferred Stock(2) ...................              --           1,600,000
                                                                            -----------        ------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
      FROM FUND SHARE TRANSACTIONS ....................................         194,571           2,420,340
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
   COMMON STOCK FOR THE PERIOD ........................................     $12,148,839        $(63,339,050)
                                                                            ===========        ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ................................................     $55,747,383        $119,086,433
   Net increase/(decrease) in net assets during the period ............      12,148,839         (63,339,050)
                                                                            -----------        ------------
   End of period (including distributions in excess of net
      investment income $(1,188,269) and $(990,701), respectively) ....     $67,896,222        $ 55,747,383
                                                                            ===========        ============

----------
*    Auction Preferred Stock.

(1)  May include income earned, but not paid out, in prior fiscal year.

(2)  See Note 6.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                 SIX MONTHS
                                                                    ENDED                    YEAR ENDED NOVEMBER 30,
                                                                MAY 31, 2009   ----------------------------------------------------
                                                                 (UNAUDITED)     2008       2007       2006       2005        2004
                                                                ------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................   $   4.71       $  10.14   $  12.60   $  12.14   $  12.27   $  12.59
                                                                --------       --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income .......................................       0.34           1.00       1.06       1.02       0.96       0.98
Net realized and unrealized gain/(loss) on investments ......       1.03          (5.46)     (2.44)      0.49      (0.01)     (0.27)
DISTRIBUTIONS TO APS* SHAREHOLDERS:
From net investment income ..................................      (0.06)         (0.33)     (0.29)     (0.25)     (0.17)     (0.09)
                                                                --------       --------   --------   --------   --------   --------
Total from investment operations ............................       1.31          (4.79)     (1.67)      1.26       0.78       0.62
                                                                --------       --------   --------   --------   --------   --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ..................................      (0.30)         (0.75)     (0.79)     (0.80)     (0.91)     (0.94)
From return of capital ......................................         --          (0.03)        --         --         --         --
                                                                --------       --------   --------   --------   --------   --------
Total distributions to Common Stock Shareholders ............      (0.30)         (0.78)     (0.79)     (0.80)     (0.91)     (0.94)
                                                                --------       --------   --------   --------   --------   --------
Gain on repurchase of Auction Preferred Stock ...............         --           0.14         --         --         --         --
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $   5.72       $   4.71   $  10.14   $  12.60   $  12.14   $  12.27
                                                                ========       ========   ========   ========   ========   ========
Market value, end of period .................................   $   6.04       $   3.93   $  10.30   $  12.42   $  11.53   $  13.53
Total investment return based on net asset value** ..........      29.30%****    (48.12%)   (13.90%)    11.02%      6.36%      4.68%
Total investment return based on market value** .............      63.64%****    (57.38%)   (11.28%)    15.22%     (8.40%)     7.57%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
      Total net assets, end of period (in 000's) ............   $ 67,896       $ 55,747   $119,086   $147,357   $141,717   $142,145
      Operating expenses ....................................       2.76%***       2.05%      1.56%      1.52%      1.53%      1.52%
      Net investment income + ...............................      11.99%***       8.36%      6.53%      6.34%      6.30%      7.11%
SUPPLEMENTAL DATA:
      Portfolio turnover rate ...............................         18%****        60%        60%        68%        57%        28%
      Total net assets available to Common and
         Preferred Stock, end of period (in 000's) ..........   $104,496       $105,347   $189,086   $217,357   $211,717   $212,145
      Ratio of operating expenses to total average net assets
         available to Common and Preferred Stock ............       1.57%***       1.19%      1.04%      1.02%      1.03%      1.03%

* Auction Preferred Stock (formerly known as Money Market Cumulative Preferred(TM) Stock).

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

***  Annualized.

**** Not Annualized.

+ The net investment income ratios reflect income net of operating expenses and payments to APS Shareholders.

++   Information presented under heading Supplemental Data includes APS.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                           PER SHARE OF COMMON STOCK (UNAUDITED)

                         TOTAL                                   DIVIDEND
                       DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                          PAID       VALUE     CLOSING PRICE     PRICE (1)
                       ---------   ---------   -------------   ------------
December 31, 2008 ..    $0.0500      $5.14         $4.60          $4.89
January 30, 2009 ...     0.0500       4.96          4.75           4.84
February 27, 2008 ..     0.0500       4.23          4.50           4.28
March 31, 2009 .....     0.0500       4.30          4.43           4.30
April 30, 2009 .....     0.0500       4.66          5.03           4.78
May 29, 2009 .......     0.0500       5.72          6.04           5.74

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)

     The table below sets out information with respect to Auction Preferred Stock currently outstanding.

                                              INVOLUNTARY
                                 ASSET        LIQUIDATION
             TOTAL SHARES       COVERAGE      PREFERENCE
  DATE     OUTSTANDING (1)   PER SHARE (2)   PER SHARE (3)
--------   ---------------   -------------   -------------
05/31/09*        366            $286,113        $100,000
11/30/08         496             214,002         100,000
11/30/07         700             270,894         100,000
11/30/06         700             310,819         100,000
11/30/05         700             302,788         100,000
11/30/04         700             303,137         100,000

----------
(1)  See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the APS and accumulated undeclared distributions to APS) from the Fund's total assets and dividing that amount by the number of APS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

*    Unaudited.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined in accordance with the policies and procedures approved by the Board of Directors of the Fund by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Auction Preferred Stock ("APS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2009 is as follows:

                                                                        OTHER
                                                                      FINANCIAL
                                                                     INSTRUMENTS
                                                     INVESTMENTS     (UNREALIZED
                                                    IN SECURITIES   APPRECIATION/
VALUATION INPUTS                                   (MARKET VALUE)   DEPRECIATION)*
----------------                                   --------------   --------------
Level 1 - Quoted Prices ........................    $ 31,629,292         $--
Level 2 - Other Significant Observable Inputs ..      71,623,019          --
Level 3 - Significant Unobservable Inputs ......              --          --
                                                    ------------         ----
Total ..........................................    $103,252,311         $--

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of May 31, 2009, the Fund does not have any other financial instruments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Fund has adopted SFAS 161 as of December 1, 2008. For the six months ended May 31, 2009, the Fund did not hold or transact in any derivatives.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     In June 2006, the FASB issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 became effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. The tax periods open to examination by the Internal Revenue Service include the fiscal

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


years ended November 30, 2008, 2007, 2006 and 2005. The Fund's major tax jurisdictions are federal and California. As of May 31, 2009, the Fund has evaluated the adoption of FIN 48 and determined that there is no material impact on the financial statements.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to APS Shareholders, during 2009 and 2008 was as follows:

            DISTRIBUTIONS PAID IN FISCAL YEAR 2009   DISTRIBUTIONS PAID IN FISCAL YEAR 2008
            --------------------------------------   --------------------------------------
                   ORDINARY     LONG-TERM             ORDINARY      LONG-TERM     RETURN OF
                    INCOME    CAPITAL GAINS            INCOME     CAPITAL GAINS   CAPITAL
                   --------   -------------          ----------   -------------   ---------
Common                N/A          N/A               $8,888,100         $0        $352,939
Preferred             N/A          N/A               $3,854,239         $0        $0

     As of November 30, 2008, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------   --------------   ---------------------------
       $ (19,138,376)                $0               $0                $ (62,161,927)

     At November 30, 2008, the composition of the Fund's $19,138,376 accumulated realized capital losses was $1,223,987, $694,286, $2,051,511 and $15,168,592 incurred in 2002, 2004, 2007 and 2008, respectively. These losses may be carried forward and offset against any future capital gains through 2010, 2012, 2015 and 2016, respectively.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

     ADDITIONAL ACCOUNTING STANDARDS: In April 2009, the FASB issued Staff Position No. 157-4 "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and an adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 - Fair Value Measurements. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and must be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009 is not permitted. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

     In May 2009, the FASB issued Statement of Financial Accounting Standards No .. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. One of the primary objectives of this new Statement is to introduce the concept of the financial statements being available to be issued as a measurement date for evaluating subsequent events. This concept would pertain more to private companies. Entities that have an expectation of widely distributing their financial statements to shareholders, including public entities (such as the Fund), are required to evaluate subsequent events through the date that the financial statements are issued.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total managed assets up to $100 million and 0.50% of the Fund's average monthly total managed assets of $100 million or more. For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to the Fund's auction preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     PNC Global Investment Servicing (U.S.) Inc. ("PNC") serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% on the Fund's average weekly total managed assets above $1 billion.

     PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the six months ended May 31, 2009, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $16,454,334 and $22,022,553, respectively.

     At May 31, 2009, the aggregate cost of securities for federal income tax purposes was $147,851,450, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,193,973 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $47,793,112.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5.   COMMON STOCK

     At May 31, 2009, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                      05/31/09             11/30/08
                                                -------------------   -----------------
                                                 SHARES     AMOUNT    SHARES    AMOUNT
                                                --------   --------   ------   --------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan ...................    43,790    $194,571   88,991   $820,340
                                                 ------    --------   ------   --------

6. AUCTION PREFERRED STOCK (APS) (FORMERLY KNOWN AS MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The APS is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of APS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the APS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, APS at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the dividends received deduction to shares of the APS, the Fund is required to make additional distributions to APS Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the dividends received deduction.

     An auction of the APS is generally held every 49 days. Existing APS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. APS Shareholders may also trade shares in the secondary market, if any, between auction dates. Since mid-February 2008, the normal functioning of the market for auction preferred stock of U.S. closed-end funds, including the Fund, has been disrupted, and the Fund's APS holders have not been able to sell their shares through the auction process.

     The Fund announced the redemption of APS shares as noted in the table below. Mandatory redemptions are required under certain circumstances, as discussed above. Shares were redeemed at a redemption price equal to the liquidation preference of $100,000 per share, plus the amount of accumulated but unpaid dividends for each redemption date, respectively.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     DESCRIPTION       $ AMOUNT OF APS   ANNOUNCEMENT DATE      PAYMENT DATE
     -----------       ---------------   -----------------   -----------------
Optional Redemption       $10,000,000     October 1, 2008    October 14, 2008
Mandatory Redemption      $ 2,400,000     October 21, 2008   November 20, 2008*
Optional Redemption       $13,000,000    February 23, 2009   March 10, 2009*

* Shares were redeemed on the date reflected; however, from the Fund's perspective, the November 20 mandatory redemption was effective as of October 24, 2008 and the March 10 optional redemption was effective as of February 24, 2009. The earlier effective date was due to the unconditional deposit of funds with the paying agent.

     The Fund repurchased APS shares in negotiated private transactions as noted in the table below. The purchases were made at a price of $80,000 per share. The difference between the purchase price and the liquidation preference of $100,000 per share is included on the Statement of Changes to Net Assets Available to Common Stock in this report as "Gain on repurchase of Auction Preferred Stock". The gain resulting from both purchases was $1.6 million.

   DESCRIPTION     $ AMOUNT OF APS       TRADE DATE       SETTLEMENT DATE
   -----------     ---------------   -----------------   -----------------
Share Repurchase      $4,500,000     November 10, 2008   November 14, 2008
Share Repurchase      $3,500,000     November 10, 2008   November 18, 2008

     At May 31, 2009, 366 shares of APS were outstanding at the annualized rate of 2.74%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. As a result of ongoing disruptions in the auction market, the Fund is paying a dividend rate equal to the maximum rate, as defined in the Fund's Articles Supplementary. The maximum rate is equal to the greater of (i) 175% of the reference rate and (ii) 2.50% plus the reference rate. "Reference Rate" means the applicable "AA" Non-Financial Composite Commercial Paper Rate. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

     The Fund announced on June 26, 2009 (subsequent to the reporting period) the redemption of the remaining 366 shares of APS. The redemption is expected to be completed on August 4, 2009. Shares will be redeemed at a redemption price equal to the liquidation preference of $100,000 per share, plus the amount of accumulated but unpaid dividends. Total consideration for the liquidation preference of the redemptions will be approximately $36.6 million. The Fund currently intends to draw on its new debt facility (See Note 7) to finance this redemption. After this redemption, borrowings from its debt facility will be the Fund's sole source of leverage.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


7.   COMMITTED FINANCING AGREEMENT

     The Fund entered into a committed financing agreement ("Financing Agreement") on June 26, 2009 (subsequent to the reporting period) which allows the Fund to borrow up to $36.6 million on a secured basis. The primary use of the proceeds will be to redeem the outstanding shares of APS (See Note 6), although the balance may be utilized by the Fund in the normal course of business as financial leverage.

     Under the terms of the Financing Agreement, the lender charges an annualized rate of 1.00% on the undrawn (committed) balance, and Three-Month London Interbank Offered Rate (LIBOR) - reset every three months - PLUS 1.10% on the drawn (borrowed) balance. The Fund paid the Lender an arrangement fee (at the origination of the facility) equal to 0.50% of the committed amount of $36.6 million. The arrangement fee will be amortized to expense over a period of eighteen months, unless accelerated due to the termination of the Financing Agreement. If the Fund elects to renew the Financing Agreement, a renewal fee equal to 0.50% of the then-committed amount shall be paid to the Lender on each 540th calendar day following the date of the original Financing Agreement. LIBOR rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

8.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in each of the utilities industry and financial services sector. For purposes of the financial services sector concentration policy, a company is within the financial services sector if it derives at least 50% of its revenue from providing financial services. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

9.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

10. SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of May 31, 2009, there were no securities on loan by the Fund.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

11.  SECTION 19 NOTICES

     Section 19 of the Investment Company Act of 1940 requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.preferredincome.com.

     The amounts and sources of distributions reported below are only estimates and are not being provided for tax reporting purposes. Form 1099-DIV will be sent to shareholders in January 2010 reporting the amount and tax characterization of distributions for the 2009 calendar year.

                                             SOURCE OF DISTRIBUTIONS AS OF 5/31/09
                                       ------------------------------------------------
                                          NET            NET        RETURN    TOTAL PER
                                       INVESTMENT      REALIZED       OF        COMMON
                                         INCOME     CAPITAL GAINS   CAPITAL     SHARE
                                       ----------   -------------   -------   ---------
Calendar 2009 Distributions ........    $0.2375         $0.00       $0.0125    $0.250
Percentage of Total Distributions ..       95.0%          0.0%          5.0%       --

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2009, $1,236 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PNC under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC, or by calling PNC directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 7, 2008. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.preferredincome.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2009. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

     On April 21, 2009, the Fund held its Annual Meeting of Shareholders for the following purposes: (i) election of Directors of the Fund ("Proposal 1") and
(ii) to approve a change to the Fund's fundamental investment policy regarding concentration of investments ("Proposal 2"). The proposals were approved by the shareholders and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS.

NAME                                                FOR      WITHHELD
----                                             ---------   --------
COMMON STOCK
David Gale ...................................   6,767,516    194,868

     Donald F. Crumrine, Morgan Gust, Karen H. Hogan and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2: APPROVE A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF INVESTMENTS.

                                                      FOR      AGAINST   ABSTAIN
                                                   ---------   -------   -------
Common Stock and Preferred Stock, voting
   together as a single class ..................   5,033,785   133,175    92,685
Preferred Stock, voting as a separate class ....         389        75         0

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                                          NUMBER OF FUNDS
                                             TERM OF OFFICE                               IN FUND COMPLEX
                              POSITION(S)     AND LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE    HELD WITH FUND    TIME SERVED*      DURING PAST FIVE YEARS      BY DIRECTOR      HELD BY DIRECTOR**
--------------------------  --------------  ----------------  --------------------------  ---------------  ----------------------
NON-INTERESTED DIRECTORS:

DAVID GALE                     Director     Class I Director  President of Delta                 4
Delta Dividend Group, Inc.                        since       Dividend Group, Inc.
220 Montgomery Street                         January 1997    (investments)
Suite 1920
San Francisco, CA 94104
Age: 60

MORGAN GUST                    Director         Class III     Owner and operator of              4         CoBiz, Financial, Inc.
301 E. Colorado Boulevard                    Director since   various entities engaged                     (financial services)
Suite 720                                     February 1992   in agriculture and real
Pasadena, CA 91101                                            estate; Former President
Age: 62                                                       of Giant Industries, Inc.
                                                              (petroleum refining and
                                                              marketing) from March
                                                              2002 through June 2007

KAREN H. HOGAN+                Director         Class III     Active Committee Member            4
301 E. Colorado Boulevard                    Director since   and Volunteer to several
Suite 720                                      April 2005     non-profit organizations;
Pasadena, CA 91101                                            from September 1985 to
Age: 48                                                       January 1997, Senior Vice
                                                              President of Preferred
                                                              Stock Origination at
                                                              Lehman Brothers and
                                                              Previously, Vice President
                                                              of New Product Development

----------

* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Preferred Stock.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                          NUMBER OF FUNDS
                                             TERM OF OFFICE                               IN FUND COMPLEX
                              POSITION(S)     AND LENGTH OF    PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE    HELD WITH FUND    TIME SERVED*      DURING PAST FIVE YEARS      BY DIRECTOR      HELD BY DIRECTOR**
--------------------------  --------------  ----------------  --------------------------  ---------------  ----------------------
NON-INTERESTED DIRECTORS:

ROBERT F. WULF                 Director         Class II      Financial Consultant;             4
P.O. Box 753                   and Audit     Director since   Trustee, University of
Neskowin, OR 97149             Committee      February 1992   Oregon Foundation;
Age: 72                        Chairman                       Trustee, San Francisco
                                                              Theological Seminary

INTERESTED DIRECTOR:

DONALD F. CRUMRINE+, ++        Director,        Class II      Chairman of the Board             4
301 E. Colorado Boulevard     Chairman of    Director since   and Director of Flaherty &
Suite 720                    the Board and    February 1992   Crumrine Incorporated
Pasadena, CA 91101               Chief
Age: 61                        Executive
                               Officer

----------

* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                 PRINCIPAL
                                                  TERM OF OFFICE               OCCUPATION(S)
                                POSITION(S)        AND LENGTH OF                DURING PAST
 NAME, ADDRESS, AND AGE        HELD WITH FUND       TIME SERVED                  FIVE YEARS
-------------------------   -------------------   --------------   ------------------------------------
OFFICERS:

ROBERT M. ETTINGER               President            Since        President and Director of Flaherty &
301 E. Colorado Boulevard                          October 2002    Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 50

R. ERIC CHADWICK              Chief Financial         Since        Director of Flaherty & Crumrine
301 E. Colorado Boulevard      Officer, Vice        July 2004      Incorporated since June 2006;
Suite 720                      President and                       Vice President of Flaherty &
Pasadena, CA 91101               Treasurer                         Crumrine Incorporated
Age: 34

CHAD C. CONWELL               Chief Compliance        Since        Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice        July 2005      Flaherty & Crumrine Incorporated
Suite 720                      President and                       since September 2005; Vice
Pasadena, CA 91101               Secretary                         President of Flaherty & Crumrine
Age: 36                                                            Incorporated since July 2005;
                                                                   Attorney with Paul, Hastings,
                                                                   Janofsky & Walker LLP from
                                                                   September 1998 to June 2005

BRADFORD S. STONE              Vice President         Since        Director of Flaherty & Crumrine
392 Springfield Avenue         and Assistant        July 2003      Incorporated since June 2006;
Mezzanine Suite                  Treasurer                         Vice President of Flaherty &
Summit, NJ 07901                                                   Crumrine Incorporated
Age: 49

LAURIE C. LODOLO                 Assistant            Since        Assistant Compliance Officer of
301 E. Colorado Boulevard        Compliance         July 2004      Flaherty & Crumrine Incorporated
Suite 720                    Officer, Assistant                    since August 2004; Secretary of
Pasadena, CA 91101             Treasurer and                       Flaherty & Crumrine Incorporated
Age: 45                     Assistant Secretary

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

     During the six month period ended May 31, 2009, the Board of Directors of the Fund approved, on January 27, 2009, the continuation of the existing investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

     In considering whether to approve the Fund's Investment Advisory Agreement, the Directors considered and discussed a substantial amount of information and analysis provided, at the Board's request, by the Adviser. The Directors also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Directors discussed with management this and other information relating to the Investment Advisory Agreement during the Special Meeting held on January 16, 2009 for that specific purpose and requested additional information about comparative expenses and performance, among other matters. On January 27, 2009, the Directors approved the continuance of the Investment Advisory Agreement. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Directors considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and Directors may have attributed different weights to the various factors. The Directors evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Directors focused on the following with respect to the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES.

     The Directors reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Directors noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Investment Advisory Agreement required. The Directors noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Directors also considered the Adviser's sound financial condition and the Adviser's commitment to its business. The Directors evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until recently, the reasons why that strategy has been ineffective during the current market dislocation, and why the Adviser has suspended its customary hedging strategy, and (ii) the Adviser's culture of compliance. The Directors reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

responsive to requests of the Board and its personnel were available between Board meetings to answer questions from Directors; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Directors also considered the continued efforts undertaken by the Adviser to maintain an effective compliance program. The Directors concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE.

     The Directors took note of the extraordinary market conditions prevailing over almost the past two years and at present, and expressed their confidence in the Adviser's investment strategies despite recent disappointing absolute performance during this period of continued unprecedented and frequently frantic behavior of market participants. The Directors considered the Fund's relative performance since inception, including its performance in recent fiscal periods. The Directors reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined the differences between the Fund and certain funds in the comparison group. The Directors were assured of the Fund's adherence to its respective investment mandate and, based on their understanding of the Adviser's investment approach and market conditions, expressed their belief that the Adviser's absolute performance would improve as markets normalized.

PROFITABILITY.

     The Directors considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Directors noted that declining assets under management has led to declining Adviser profitability, but noted with approval the Adviser's continued commitment to maintain existing personnel and service levels. The Directors also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Directors accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE.

     The Directors noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on recent adverse market conditions and related deleveraging, the Fund's size had declined significantly. Thus, in both these circumstances, the Adviser would not benefit from economies of scale. The Directors considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Directors accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless,

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

the Directors noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Directors determined that the existing advisory fee levels reflect possible economies of scale.

     In light of their discussions and considerations as described above, the Directors made the following determinations as to the Fund:

     - the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

     - the Fund's overall performance over time has been satisfactory and its performance for the recent period is reflective of market conditions, given the Adviser's portfolio management strategy;

     - the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

     - there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

     Based on these conclusions, the Directors determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

               PNC Global Investment Servicing
               (U.S.) Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

          (FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND LOGO)

                                   Semi-Annual
                                     Report

                                  May 31, 2009

                             www.preferredincome.com

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

 (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           -----------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           -----------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                           -----------------------------------------------------
                           R. Eric Chadwick, Chief Financial Officer, Treasurer, and Vice President
                           (principal financial officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.